SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       November 2, 2010

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

201 East Fourth Street, Suite 1900
Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02          Results of Operations and Financial Condition.

On November 2, 2010, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the third quarter of 2010.  A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some non-GAAP financial measures.  The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.”  It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”.  The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.”  The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Nine Months Ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
	(Dollars in thousands)
Net interest income	$67,846	$67,738	$72,020	$73,182	$40,664	$207,604	$102,801
Tax equivalent adjustment	222	212	212	295	300	646	970
Net interest income - tax equivalent	$68,068	$67,950	$72,232	$73,477	$40,964	$208,250	$103,771

Average earning assets	5,867,311	6,000,760	5,971,305	6,241,790	4,134,955	5,946,078	3,702,855

Net interest margin*	4.59%	4.53%	4.89%	4.65%	3.90%	4.67%	3.71%
Net interest margin (fully tax equivalent)*	4.60%	4.54%	4.91%	4.67%	3.93%	4.68%	3.75%

*  Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page.  These ratios are:  (1) Return on average tangible common shareholders' equity; (2) Ending tangible common equity as a percent of ending tangible assets; (3) Ending tangible common equity as a percent of risk-weighted assets; (4) Average tangible common equity as a percent of average tangible assets; and (5) Tangible book value per common share.  The Ending tangible common equity as a percent of ending tangible assets and Average tangible common equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release.  The following table provides a reconciliation of these ratios to GAAP.  The company considers these critical metrics with which to analyze banks.  The ratios have been included in the earnings press release to facilitate a better understanding of the company’s capital structure and financial condition.

	Three Months Ended					Nine Months Ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
	(Dollars in thousands, except per share data)
Net income available to common shareholders (a)	$15,579	$17,774	$9,733	$12,795	$199,357	$43,086	$204,964

Average total shareholders' equity	$684,112	$671,051	$679,567	$654,631	$477,550	$678,260	$403,248
Less:
Average Preferred stock	0	0	(47,521)	(78,573)	(78,221)	(15,666)	(78,129)
Goodwill	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)
Intangible assets	(6,049)	(6,614)	(7,058)	(7,461)	(8,094)	(6,049)	(8,094)
Average tangible common equity (b)	626,243	612,617	573,168	516,777	339,415	604,725	265,205
Add back: Average preferred stock	0	0	47,521	78,573	78,221	15,666	78,129
Average tangible shareholders' equity (c)	626,243	612,617	620,689	595,350	417,636	620,391	343,334

Total shareholders' equity	690,931	681,556	667,759	649,958	645,417	690,931	645,417
Less:
Preferred stock	0	0	0	(79,195)	(78,271)	0	(78,271)
Goodwill	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)
Intangible assets	(6,049)	(6,614)	(7,058)	(7,461)	(8,094)	(6,049)	(8,094)
Tangible common equity (d)	633,062	623,122	608,881	511,482	507,232	633,062	507,232
Add back: Preferred stock	0	0	0	79,195	78,271	0	78,271
Tangible shareholders' equity (e)	633,062	623,122	608,881	590,677	585,503	633,062	585,503

Total assets	6,154,500	6,583,635	6,548,896	6,657,593	7,234,176	6,154,500	7,234,176
Less:
Goodwill	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)
Intangible assets	(6,049)	(6,614)	(7,058)	(7,461)	(8,094)	(6,049)	(8,094)
Ending tangible assets (f)	6,096,631	6,525,201	6,490,018	6,598,312	7,174,262	6,096,631	7,174,262

Risk-weighted assets (g)	3,595,296	3,628,978	3,715,280	3,903,566	4,010,482	3,595,296	4,010,482

Total average assets	6,408,479	6,621,021	6,647,541	6,840,393	4,505,740	6,558,138	4,025,236
Less:
Goodwill	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)	(51,820)
Intangible assets	(6,049)	(6,614)	(7,058)	(7,461)	(8,094)	(6,049)	(8,094)
Average tangible assets (h)	6,350,610	6,562,587	6,588,663	6,781,112	4,445,826	6,500,269	3,965,322

Ending common shares outstanding (i)	58,057,934	58,062,655	57,833,969	51,433,821	51,431,422	58,057,934	51,431,422

Ratios
Return on average tangible common shareholders' equity (a)/(b)	9.87%	11.64%	6.89%	9.82%	233.03%	9.53%	103.33%
Ending tangible common equity as a percent of:
Ending tangible assets (d)/(f)	10.38%	9.55%	9.38%	7.75%	7.07%	10.38%	7.07%
Risk-weighted assets (d)/(g)	17.61%	17.17%	16.39%	13.10%	12.65%	17.61%	12.65%
Average tangible common equity as a percent
of average tangible assets (b)/(h)	9.86%	9.33%	8.70%	7.62%	7.63%	9.30%	6.69%
Tangible book value per common share (d)/(i)	$10.90	$10.73	$10.53	$9.94	$9.86	$10.90	$9.86
Ending tangible shareholders' equity to
ending tangible assets (e)/(f)	10.38%	9.55%	9.38%	8.95%	8.16%	10.38%	8.16%
Average tangible shareholders' equity to
average tangible assets (c)/(h)	9.86%	9.33%	9.42%	8.78%	9.39%	9.54%	8.66%

First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

First Financial Bancorp. does not intend for this Item 2.02 or Exhibits 99.1 or 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01          Exhibits.

(d)       Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1	First Financial Bancorp. Press Release dated November 2, 2010 – Furnished.
99.2	First Financial Bancorp. November 3, 2010 Earnings Call slides – Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date:  November 3, 2010

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated November 2, 2010.
99.2	First Financial Bancorp. November 3, 2010 Earnings Call slides.